Exhibit 10.11

Esports Entertainment Group, Inc	04.12.2017

CERTIFICATE OF EMPLOYMENT - Contract of Employment

(zaswiadczenie o zatrudnieniu - umowa o prac )

Name and surname (/mi i nazwisko)	Yan Rozum
Address of residence (adres zamieszkania)	Bernadynska 16c-50, 02-904, Warsaw, Poland Bernadynska 16c-50, 02-904, Warszawa, Polska
Identity document - series, number, date of issue, issuing authority (dow6d osobisty- seria, numer, data wydania)	Passport of of Belarus Paszport Bialorus MP3598384 13.01.2015
Place of employment - name, address, telephone number (miejsce zatrudnienia - nazwa, adres, telefon)	Esports Entertainment Group, Inc. Nevada Corporation, the USA Commercial Centre, Jolly Harbour St. Mary’s, Antigua and Barbuda Tel: +1-268-562-9111 htt12: // es 12ortsentertainmentgrou 12. com /
Position occupied (zajmowane stanowisko)	Chief Technology Officer Dyrektor ds. technologii

This is to certify that the employee has been employed since (Zaswiadcza Sil;!, i.e pracownik jest zatrudniony od dnia): 01.11.2017 based on:/ (na podstawje): contract of employment for definite period of time until/(umowy o prac(;! na czas okreslony do dnia): 31.10.2020

Monthly income amounts to/ (Miesi(;!czny doch6d wynosi): 6250 USO

(amount in figures and in words) (kwota cyfrowo i stownie)

Six thousand two hundred fifty dollars/Sze.st tysi cy dwiescie pi cdziesiqt dolar6w

/s/ Grant Johnson